Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: March 26, 2024
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Janet C. Smith, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended January 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: March 26, 2024
/s/ Janet C. Smith
______________________
Janet C. Smith
Principal Financial Officer
Attachment A
Period (s) ended January 31, 2024
George Putnam Balanced Fund
Putnam Large Cap Growth Fund
Putnam Premier Income Trust
Putnam Research Fund
Putnam Short Term Investment Fund
Putnam Strategic Intermediate Municipal Fund
Putnam Tax-Free High Yield Fund
Putnam Ultra Short Duration Income Fund
Putnam Ultra Short MAC Series
Putnam Sustainable Retirement 2065 Fund
Putnam Sustainable Retirement 2060 Fund
Putnam Sustainable Retirement 2055 Fund
Putnam Sustainable Retirement 2050 Fund
Putnam Sustainable Retirement 2045 Fund
Putnam Sustainable Retirement 2040 Fund
Putnam Sustainable Retirement 2035 Fund
Putnam Sustainable Retirement 2030 Fund
Putnam Sustainable Retirement 2025 Fund
Putnam Sustainable Retirement Maturity Fund